SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): September 5, 2001


                          IMPAC MORTGAGE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Maryland
                 (State or Other Jurisdiction of Incorporation)


           0-19861                                     33-0675505
   (Commission File Number)                (I.R.S. Employer Identification No.)


                                1401 Dove Street
                         Newport Beach, California 92660
          (Address of Principal Executive Offices, Including Zip Code)


                                 (949) 475-3600
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.   Other Events

This filing is made to effect the incorporation by reference of the accompanying exhibit in the Company's Registration Statement No. 333-63456 on Form S-3, filed with the Securities and Exchange Commission, which became effective on August 30, 2001 (Attached as Annex A).


ITEM 7.   Exhibits

         (c) Exhibits
                5.3   -  Legal Opinion of Kirkpatrick & Lockhart LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IMPAC MORTGAGE HOLDINGS, INC.


                                                    By: /s/ RICHARD J. JOHNSON
                                                    --------------------------
                                                            Richard J. Johnson
                                                  Executive Vice President and
                                                       Chief Financial Officer


Date: September 5, 2001